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                                                                   EXHIBIT 10.2


                      EXECUTIVE DEFERRED COMPENSATION PLAN
             OF PIMCO ADVISORS HOLDINGS L.P. AND PIMCO ADVISORS L.P.


               PIMCO Advisors L.P., a Delaware limited partnership ("Advisors"), adopted the PIMCO Advisors L.P. Executive Deferred Compensation Plan (the "Advisors Plan"), effective as of December 1, 1996, for the benefit of the eligible employees of Advisors, certain of its subsidiaries, and certain of its other subsidiaries which adopted the Advisors Plan.

               The Advisors Plan was amended and restated by Advisors effective as of January 1, 1998, and as amended and restated was adopted by PIMCO Advisors Holdings L.P., a Delaware limited partnership and a general partner of Advisors, effective as of January 1, 1998.

               The Advisors Plan as so amended and restated (the "Plan") is a nonqualified deferred compensation plan pursuant to which a portion of the compensation otherwise payable to certain eligible employees will be mandatorily deferred, and pursuant to which certain eligible employees may elect to defer additional amounts of compensation. The Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.



                                    ARTICLE I
                                   DEFINITIONS

            Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below.

               1998 Unit Incentive Plan shall mean the 1998 Unit Incentive Plan of PIMCO Advisors Holdings L.P. and PIMCO Advisors L.P.

               Adjusted with reference to a dollar figure shall mean such dollar figure as adjusted as of September 30 of each Plan Year to reflect any change in the Consumer Price Index for All Urban Consumers as published by the Bureau of Labor Statistics since January 1, 1998 or the last September 30 as of which such dollar figure was so adjusted, whichever is later. Such adjusted dollar figure shall be rounded up to the nearest one thousand dollars, but the unrounded dollar figure shall be used in the next adjustment.

               Advisors shall mean PIMCO Advisors L.P., a Delaware limited partnership.

               Advisors Management Board shall mean the Management Board of Advisors or any successor board established by the general partners of Advisors.


               Advisors Units shall mean Class A units of limited partner interest in Advisors.


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               Assets shall mean cash, Units, other securities or other assets.

               Base Salary of an Employee as of a specified date shall mean such Employee's annual salary at the rate in effect on such date.

               Beneficiary of a Participant shall mean (i) a Person designated by such Participant as a Beneficiary whose designation has not been revoked, and
(ii) a former spouse of such Participant who has been given rights as a Beneficiary pursuant to a qualified domestic relations order issued in accordance with Code Section 414(p); provided, however, that if at the time of the Participant's death no Beneficiary has been designated whose designation has not been revoked, the Persons deemed to be designated by the Participant as his Beneficiaries shall be his surviving spouse, if any, or if his spouse does not survive him, his surviving children in equal shares, or if no children survive him, his heirs at law as determined under the laws of the state in which he resided on the day he died governing succession to personal property; provided, further, that if at the time of the Participant's death, a Beneficiary has been designated whose designation has not been revoked, but such Beneficiary is a person who does not survive until the Assets in the Participant's Deferral Accounts are distributed pursuant to Section 9.2(c), such Beneficiary shall be replaced as Beneficiary by his surviving spouse, if any, or if his spouse does not survive him, his surviving children in equal shares, or if no children survive him, his heirs at law as determined under the laws of the state in which he resided on the day he died governing succession to personal property.

               Benefits shall mean Assets in a Deferral Account distributed to a Participant or his Beneficiaries pursuant to Article IX.

               Bonus Compensation shall mean any Compensation other than Base Salary.

               Business Entity shall mean a corporation, a business trust or association, a real estate investment trust, a common-law trust, a limited liability company or an unincorporated business, including a general or limited partnership or registered limited liability partnership.

               Canadian Bonus Compensation of an Employee for a Plan Year shall mean Bonus Compensation for services rendered by such Employee during such Plan Year while such Employee was a resident of Canada.

               Canadian Compensation of an Employee for a Plan Year shall mean Compensation for services rendered by such Employee during such Plan Year while such Employee was a resident of Canada.

               Change of Control shall mean the acquisition (whether by way of merger, consolidation, sale of assets, purchase of securities, or otherwise) by a pre-existing Business Entity and its Affiliates (other than Holdings and its Affiliates) of direct or indirect beneficial ownership of all or substantially all of Advisors' assets or 51% or more of Advisors' units of general partner interest or Advisors' units of partner interest, or the liquidation or dissolution of Advisors.


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               Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

               Committee shall mean the committee established pursuant to
Section 10.1.

               Compensation of an Employee for a Plan Year shall mean all compensation, including salary, bonuses, payments under profit-sharing plans, commissions and other forms of incentive compensation, for services rendered by such Employee to Advisors or its Subsidiaries during such Plan Year, whenever paid, including Deferred Compensation but excluding compensation attributable to
(i) signing or relocation bonuses, (ii) employee benefits, including principal or interest forgiven on loans to such Employee, (iii) the exercise of options on Units, the granting or vesting of, or the receipt of distributions on, Restricted Units or Deferred Units, or the receipt of Unit payments or payments in respect of Unit appreciation rights, pursuant to a Unit Incentive Plan, or
(iv) the distribution of Benefits under the Plan, including distributions from such Employee's distribution subaccounts.

               Compensation Contribution Subaccount of a Participant for a Plan Year shall mean the contribution subaccount of his Compensation Deferral Account for such Plan Year.

               Compensation Deferral Account of a Participant shall mean his individual account established in accordance with Section 5.1(a).

               Compensation Deferral Subaccounts of a Participant for a Plan Year shall mean the basic deferral subaccount, excess deferral subaccount and voluntary deferral subaccount of his Compensation Deferral Account for such Plan Year.

               Current Employee shall mean an Employee who is, at the time of reference, rendering services to Advisors or any of its Subsidiaries in the status of an employee as that term is defined in Code Section 3121(d).

               Contribution Subaccount of a Participant for a Plan Year shall mean his Compensation Contribution Subaccount or Unit Award Contribution Subaccount for such Plan Year.

               Deferral Account of a Participant shall mean his Compensation Deferral Account or his Unit Award Deferral Account.

               Deferral Schedule of a Participant for a Plan Year shall mean the schedule of mandatory deferrals, and if applicable, voluntary deferrals, of Compensation established by the Plan and such Participant for such Plan Year.

               Deferral Subaccounts of a Participant for a Plan Year shall mean his Compensation Deferral Subaccounts and Unit Award Deferral Subaccount, if any, for such Plan Year.



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               Deferred Compensation shall mean Compensation deferred by a
Participant pursuant to Article III.

               Deferred Units shall mean Units issued to Employees of Advisors and its Subsidiaries when they vest pursuant to an award under a Unit Incentive Plan.

               Disability of an Employee shall mean a physical, mental or emotional condition which renders the Employee unable to perform the usual and customary duties of his position with his Employer, as determined in accordance with the employment rules and policies of his Employer.

               Discount Subaccount shall mean a subaccount of a Deferral Account designated as a Discount Subaccount pursuant to Section 5.1(e) or 6.1(c).

               Disputed Activity shall have the meaning set forth in Section 8.4(d).

               Disputed Activity Notice shall have the meaning set forth in
Section 8.4(d).

               Eligible Employee with respect to a Plan Year shall mean any Employee of a Participating Employer whose Estimated Compensation for such Plan Year is greater than $250,000 (as Adjusted).

               Employee shall mean any person who renders services to Advisors or any of its Subsidiaries in the status of an employee.

               Employer of a Participant, determined on any date, shall mean the Person of which the Participant is an Employee.

               Equity Holdings of an Employee, determined on any date, shall mean the aggregate Fair Market Value of all Units held directly by such Employee or in which such Employee has a pecuniary interest (to the extent of such interest), including Restricted Units, Deferred Units and Units held in his Deferral Accounts, whether or not vested. Such Employee shall be deemed to have a pecuniary interest in Units underlying options or Unit appreciation rights awarded to him pursuant to a Unit Incentive Plan, whether or not vested, equal to the dollar amount by which the Fair Market Value of such Units as of such date exceeds the exercise price or base price.

               ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

               Estimated Bonus Compensation of an Employee for a Plan Year shall mean the estimated amount of total Bonus Compensation which will be paid to such Employee for services rendered by him to Advisors or any of its Subsidiaries during such Plan Year, determined in accordance with the first of the following rules which is applicable:



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                    (i) If the total Bonus Compensation for services rendered by such Employee to Advisors or any of its Subsidiaries during the year preceding such Plan Year (annualized if he was employed for less than the whole year) is fixed at the time of such determination, such total Bonus Compensation shall be such Employee's Estimated Bonus Compensation for such Plan Year.

                    (ii) If the total Bonus Compensation for services rendered by such Employee to Advisors or any of its Subsidiaries during the year preceding such preceding year (annualized if he was employed for less than the whole year) is fixed at the time of such determination, such total Bonus Compensation shall be such Employee's Estimated Bonus Compensation for such Plan Year.

                    (iii) If not determined in accordance with the preceding rules, the Estimated Bonus Compensation of such Employee for such Plan Year shall be determined by the Committee.

               Estimated Compensation of an Employee for a Plan Year shall mean
(i) his Base Salary determined as of the first day of such Plan Year, or if he becomes an Employee during such Plan Year, his Base Salary determined as of the date he becomes an Employee, plus (ii) his Estimated Bonus Compensation for such Plan Year.

               Fair Market Value of a Unit shall mean the fair market value of such Unit as determined in good faith by the Committee.

               Former Employee shall mean a person who is not, at the time of reference, rendering services to Advisors or any of its Subsidiaries in the status of an employee.

               Holdings shall mean PIMCO Advisors Holdings L.P., a Delaware limited partnership.

               Holdings Management Board shall mean the Management Board of Holdings or any successor board established by the general partner of Holdings.

               Holdings Units shall mean units of limited partner interest in Holdings.

               Indemnified Person shall have the meaning set forth in Section 10.4(b).

               Investment Management Firm shall mean any division or Subsidiary of Advisors which is principally engaged in the investment advisory business.

               Investment Management Services shall mean any services which involve: (i) the management, for a fee or other remuneration, of an investment account or fund (or a portion thereof) or a group of investment accounts or funds, or (ii) the giving of advice, for a fee or other remuneration, with respect to the investment of specific assets or funds (or a specific portion thereof) or any specific group of assets or funds; provided, however, that Investment Management Services shall not include the giving of general investment advice that is not related





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to an identifiable investment account or fund (or portion thereof) or group of investment accounts or funds for which the advisor receives no fee or other remuneration.

               Managed Funds shall mean, as of any date, those funds or investments with respect to which any Investment Management Firm or any Subsidiary of any Investment Management Firm is performing any Investment Management Services.

               Management Boards shall mean the Advisors Management Board and the Holdings Management Board.

               Managing Director shall mean a person who is employed by an Investment Management Firm in the capacity of, and holds the title of, Managing Director.

               Money Market Fund shall mean an open end mutual fund selected by the Trustee which invests in short-term investment grade interest-bearing securities and endeavors to maintain a share value of $1.00.

               Non-Canadian Compensation of an Employee for a Plan Year shall mean (i) if he is not a resident of Canada at any time during such Plan Year, his Compensation for such Plan Year, or (ii) if he is a resident of Canada at any time during such Plan Year, his Compensation for such Plan Year which is not Canadian Compensation.

               Participant shall mean a person who is a Mandatory Participant or a Voluntary Participant during the current Plan Year, or who was a Mandatory Participant or a Voluntary Participant during a prior Plan Year.

               Participating Employer shall mean Advisors, any Subsidiary of Advisors which is not an Investment Management Firm, any Subsidiary of Advisors which is an Investment Management Firm and which adopts the Plan in accordance with Section 11.4(a), and any successor Business Entity which adopts the Plan pursuant to Section 11.4(b).

               Partnership shall mean Advisors or Holdings.

               Person shall mean an individual, Business Entity, trust, estate, custodian, nominee or any other entity in its own or any representative capacity.

               Plan shall mean the Executive Deferred Compensation Plan of PIMCO Advisors Holdings L.P. and PIMCO Advisors L.P.

               Plan Year shall mean the calendar year.

               Prohibited Competition Activity shall have the meaning set forth in Section 8.4(a).

               Prohibited Investment Management Services shall mean any Investment Management Services which compete with the Investment Management Services of any Investment Management Firm or any Subsidiary of any Investment Management Firm.




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               Qualified Participant shall mean a Participant who is a partner of Advisors or who is qualified to be a partner of Advisors under the Advisors Partnership Agreement.

               Rabbi Trust shall mean that certain trust dated as of December 1, 1996 established by Advisors and the other Participating Employers as of that date for purposes of receiving payments of deferred Compensation, investing such payments pursuant to Article VII, and distributing Benefits to Participants and Beneficiaries pursuant to Article IX.

               Restricted Unit Agreement shall mean an agreement governing the vesting and forfeiture of Restricted Units.

               Restricted Units shall mean Units issued to Employees of Advisors and its Subsidiaries pursuant to a Unit Incentive Plan which are subject to forfeiture until they vest..

               Retirement of an Employee shall mean his retirement on or after his fifty-fifth birthday in accordance with the employment rules and policies established by his Employer.

               Rules of the Plan shall mean the rules adopted by the Committee pursuant to Section 10.2(a)(i), as the same may be amended or revoked from time to time.

               Subsidiary of a Person shall mean a subsidiary of such Person within the meaning of Regulation S-X under the Securities Act of 1933, as amended.

               Termination of Employment of a Participant shall occur when such Participant ceases to be employed by Advisors or any of its Subsidiaries for any reason except Retirement, Disability or death; provided, however, that a vacation, sick leave or leave of absence taken by a Participant in accordance with the employment rules and policies established by his Employer shall not constitute a Termination of Employment; provided, further, that failure of a Participant to return to work upon expiration of any vacation, sick leave or leave of absence shall constitute a Termination of Employment on such date as is determined by the employment rules and policies of his Employer.

               Trustee shall mean the trustee under the Rabbi Trust.

               Unforeseen Emergency shall have the meaning set forth in Section 8.2(c).

               Unit Award shall have the meaning set forth in Section 4.1.

               Unit Award Compensation shall have the meaning set forth in
Section 4.2.

               Unit Award Contribution Subaccount of a Participant for a Plan Year shall mean the contribution subaccount of his Unit Award Deferral Account for such Plan Year.

               Unit Award Deferral Account of a Participant shall mean his individual account established in accordance with Section 6.1(a).




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               Unit Award Deferral Subaccount of a Participant for a Plan Year
shall mean the deferral subaccount of his Unit Award Deferral Account for such Plan Year.

               Unit Incentive Plan shall mean the 1998 Unit Incentive Plan or any similar plan for the granting of options on Units, restricted Units, Unit payments, deferred Units, Unit appreciation rights and similar awards to Employees of Advisors and its Subsidiaries.

               Units shall mean units of partner interest in a Partnership.

               Vest, when used with reference to a Participant's Deferral Accounts and subaccounts, shall mean becoming nonforfeitable except as provided in Section 8.3.



                                   ARTICLE II
                     ELIGIBILITY FOR COMPENSATION DEFERRALS

            Section 2.1 Mandatory Participation

               (a) An Eligible Employee whose Estimated Compensation for a Plan Year is less than $1,000,000 (as Adjusted) and whose Equity Holdings determined as of the first day of such Plan Year, or if he becomes an Employee during such Plan Year, his Equity Holdings determined as of the date he becomes an Employee, are less than his Estimated Compensation, shall become a Mandatory Participant as of the first day of such Plan Year, or if later, the date on which he becomes an Employee, and shall remain a Mandatory Participant until the last day of such Plan Year.

               (b) An Eligible Employee whose Estimated Compensation for a Plan Year is equal to or greater than $1,000,000 (as Adjusted) and whose Equity Holdings determined as of the first day of such Plan Year, or if he becomes an Employee during such Plan Year, his Equity Holdings determined as of the date he becomes an Employee, are less than twice his Estimated Compensation, shall become a Mandatory Participant as of the first day of such Plan Year, or if later, the date on which he becomes an Employee, and shall remain a Mandatory Participant until the last day of such Plan Year.

               (c) A Participating Employer may, when it adopts the Plan and thereafter during the third quarter of any Plan Year, specify that any of its Employees who is elected as a Managing Director shall be a Mandatory Participant for the Plan Year in which he is elected and such number of ensuing Plan Years as shall be specified by such Participating Employer.

            Section 2.2 Voluntary Participation

               An Eligible Employee who is not a Mandatory Participant for a Plan Year may elect to participate in the Plan as a Voluntary Participant as of the first day of such Plan Year, or if later, the date on which he becomes an Employee, and shall remain a Voluntary Participant until the last day of such Plan Year.





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                                   ARTICLE III
                              COMPENSATION DEFERRAL

            Section 3.1 Mandatory Deferral

               (a) Each Mandatory Participant for a Plan Year shall defer the following amount of his Compensation for such Plan Year:

                    (i) 10% of his Compensation between $250,000 (as Adjusted) and $500,000 (as Adjusted); plus

                    (ii) 30% of his Compensation, if any, between $500,000 (as Adjusted) and $1,000,000 (as Adjusted); plus

                    (iii) 30% of his Compensation, if any, in excess of $1,000,000 (as Adjusted).

               (b) A Participating Employer may, when it adopts the Plan and thereafter during the third quarter of any Plan Year, specify percentages and amounts in excess of those set forth above, which shall be applicable to succeeding Plan Years until changed; provided, however, that mandatory deferral of Compensation in excess of $1,000,000 (as Adjusted) may not exceed 50%, and mandatory deferral of total Compensation may not exceed 40%.

               (c) No amounts shall be deferred unless the total amount deferred exceeds $1,000.

            Section 3.2 Voluntary Deferral

               (a) Each Mandatory Participant for a Plan Year may elect to defer a specified amount of his Compensation for such Plan Year exceeding the amount deferred pursuant to Section 3.1, and each Voluntary Participant for a Plan Year may elect to defer a specified amount of his Compensation for such Plan Year.

               (b) The total amount of Compensation for a Plan Year deferred by a Participant pursuant to Section 3.1 and this Section 3.2 shall not exceed the total amount of his Compensation for such Plan Year less the amount determined as of the first day of such Plan Year in accordance with Code Section 401(a)(17).

            Section 3.3 Limit on Deferral of Canadian Compensation

               The amount of a Participant's Canadian Compensation for a Plan Year that may be deferred pursuant to Sections 3.1 and 3.2 shall not exceed such Participant's Canadian Bonus Compensation for such Plan Year.




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            Section 3.4 Compensation Deferral Elections

               (a) No later than two weeks after the Plan is adopted by a Participating Employer, the Committee shall provide each Employee of such Participating Employer who may be an Eligible Employee for the ensuing Plan Year with a Compensation deferral form for such Plan Year on which such Employee shall provide the information set forth in Section 3.5, including any election by such Employee, if not a Mandatory Participant, to participate in the Plan as a Voluntary Participant. Each such Employee shall complete and sign the Compensation deferral form and return it to the Committee no later than four weeks after the Plan is adopted by such Participating Employer.

               (b) In the fourth quarter of each Plan Year following the adoption of the Plan by a Participating Employer, the Committee shall provide each Employee of such Participating Employer who may be an Eligible Employee for the ensuing Plan Year with a Compensation deferral form for such Plan Year on which such Employee shall provide the information set forth in Section 3.5, including any election by such Employee, if not a Mandatory Participant, to participate in the Plan as a Voluntary Participant. Each such Employee shall complete and sign the Compensation deferral form and return it to the Committee no later than the last day of such quarter.

               (c) No later than two weeks after an Employee is first employed by a Participating Employer, if such Employee may be an Eligible Employee for the current Plan Year, the Committee shall provide such Employee with a Compensation deferral form for such Plan Year on which such Employee shall provide the information set forth in Section 3.5, including any election by such Employee, if not a Mandatory Participant, to participate in the Plan as a Voluntary Participant. Such Employee shall complete and sign the Compensation deferral form and return it to the Committee no later than four weeks following the date on which such Eligible Employee is first employed by such Participating Employer.

            Section 3.5 Contents of Compensation Deferral Form

               Each Employee shall set forth on his Compensation deferral form for a Plan Year

                    (i) his consent that he and his Beneficiaries, his and their successors in interest and assigns and all Persons claiming under him or them shall be bound by the statements contained therein and by the provisions of the Plan and the Rules of the Plan as they then exist, and as they may be amended from time to time;

                    (ii) the Plan Year to which the form applies;

                    (iii) if applicable, his election to participate in the Plan as a Voluntary Participant;

                    (iv) if applicable, the amount of his Compensation for such Plan Year that he elects to defer pursuant to Section 3.2;




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                    (v) the period during which his deferred Compensation for
such Plan Year is to be deferred pursuant to Section 8.2(a);

                    (vi) the method of distribution of Benefits from his Compensation Deferral Subaccounts and Compensation Contribution Subaccount, if any, established for such Plan Year;

                    (vii) whether income from the Assets held in his Compensation Deferral Subaccounts and Compensation Contribution Subaccount, if any, for such Plan Year shall be distributed to him, and if so, when such distributions should commence; and

                    (viii) such other information as may be required for the administration of the Plan.

            Section 3.6 Deferral Procedures

               The amount of Compensation for a Plan Year deferred by a Participant shall be determined at the time of each payment of his Bonus Compensation for such Plan Year, and shall be withheld from such payment, as follows:

                    (i) If the total amount of such Participant's Bonus Compensation for such Plan Year is known at the time of the first payment of his Bonus Compensation for such Plan Year, such total amount shall be added to his Base Salary for such Plan Year, and his Deferral Schedule for such Plan Year shall be applied to such amount to produce the total amount to be deferred. If his Bonus Compensation is paid in one installment, the total amount to be deferred shall be withheld from such installment. If his Bonus Compensation is paid in more than one installment, a proportionate amount of the total amount to be deferred shall be withheld from each installment.

                    (ii) If the total amount of such Participant's Bonus Compensation for such Plan Year is not known at the time of the first payment of his Bonus Compensation for such Plan Year, then at the time of each payment of Bonus Compensation, his total Bonus Compensation for such Plan Year through the date of such payment shall be added to his Base Salary for such Plan Year, and his Deferral Schedule for such Plan Year shall be applied to such amount to produce the total amount to be deferred. The total amount to be deferred less the total amount already deferred for such Plan Year shall be withheld from such payment.

Examples of typical deferral calculations are attached to this Plan as Schedule
1.

            Section 3.7 Payments to Trustee

               (a) Each Participating Employer shall pay to the Trustee the Compensation deferred by Participants who are Employees of such Participating Employer, at the times and in the amounts such Compensation would have been paid to such Participants by such Participating Employer if it had not been deferred.




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               (b) Upon receipt by the Trustee of a payment made by a
Participating Employer pursuant to Section 3.7(a) of Compensation for a Plan Year deferred by a Participant, the Trustee shall allocate such payment to the Participant's Compensation Deferral Subaccounts for such Plan Year.

            Section 3.8 Discontinuance of Deferral

               A Participant may request a reduction or discontinuance of the deferral of his Compensation for a Plan Year pursuant to Section 3.2 on a form specified by the Committee. The reduction or discontinuance shall apply only to the portion of such Participant's Compensation for such Plan Year that has not yet been earned.


                                   ARTICLE IV
                              UNIT AWARD DEFERRAL

            Section 4.1 Eligibility for Unit Award Deferral

               An Eligible Employee who receives an award of Restricted Units under a Unit Incentive Plan ( a "Unit Award") and who is not a Participant for the Plan Year in which he receives such Unit Award may elect to participate in the Plan as a Voluntary Participant as of the date on which he receives such Unit Award, and shall remain a Voluntary Participant until the last day of such Plan Year.

            Section 4.2 Voluntary Deferral

               An Employee who receives a Unit Award during a Plan Year for which he is a Mandatory Participant or Voluntary Participant may elect to defer compensation recognized upon vesting of such Unit Award ("Unit Award Compensation").

            Section 4.3 Unit Award Deferral Elections

               No later than two weeks after an Eligible Employee receives a Unit Award, the Committee shall provide such Employee with a Unit Award deferral form for the current Plan Year on which such Employee may provide the information set forth in Section 4.4, including an election by such Employee, if not a Mandatory Participant, to participate in the Plan as a Voluntary Participant. If such Employee wishes to defer Unit Award Compensation with respect to such Unit Award, he shall complete and sign the Unit Award deferral form and return it to the Committee no later than four weeks following the date that he receives the Unit Award.

            Section 4.4 Contents of Unit Award Deferral Form

               Each Employee shall set forth on his Unit Award deferral form for a Plan Year:

                    (i) his consent that he and his Beneficiaries, his and their successors in interest and assigns and all Persons claiming under him or them shall be bound by the statements





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contained therein and by the provisions of the Plan and the Rules of the Plan as they then exist, and as they may be amended from time to time;

                    (ii) the Plan Year to which the form applies;

                    (iii) if applicable, his election to participate in the Plan as a Voluntary Participant;

                    (iv) the number of Units underlying his Unit Award for such Plan Year for which he elects to defer Unit Award Compensation;

                    (v) the period for which his deferred Unit Award Compensation is to be deferred pursuant to Section 8.2(b);

                    (vi) the method of distribution of Benefits from his Unit Award Deferral Subaccount and Unit Award Contribution Subaccount, if any, for such Plan Year;

                    (vii) whether income from the Assets held in his Unit Award Deferral Subaccount and Unit Award Contribution Subaccount, if any, established for such Plan Year shall be distributed to him, and if so, when such distributions should commence; and

                    (viii) such other information as may be required for the administration of the Plan.

            Section 4.5 Delivery of Units to Trustee

               (a) The issuer of Restricted Units as to which a Participant has elected to defer Unit Award Compensation shall issue and deliver such Units to the Trustee.

               (b) Upon receipt by the Trustee of Restricted Units as to which a Participant has elected to defer Unit Award Compensation, the Trustee shall allocate such Units to the Participant's Unit Award Deferral Subaccount for the Plan Year in which the Participant received the Unit Award.

                                    ARTICLE V
                         COMPENSATION DEFERRAL ACCOUNTS

            Section 5.1 Compensation Deferral Accounts

               (a) The Trustee shall establish and thereafter maintain for each Participant who defers Compensation a Compensation Deferral Account, which shall consist of the subaccounts provided for in this Section 5.1.

               (b) If a Participant is a Mandatory Participant for a Plan Year, the Trustee shall establish and thereafter maintain a basic deferral subaccount of such Participant's





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Compensation Deferral Account for such Plan Year. Such basic deferral subaccount shall be increased by any payments received by the Trustee for Compensation deferred by such Participant for such Plan Year pursuant to Sections 3.1(a)(i) and (ii), and by any income realized with respect to Assets held in such subaccount (unless such income is credited to a corresponding distribution subaccount), and shall be decreased by any distributions of Benefits from such subaccount, and by any losses realized with respect to Assets held in such subaccount (unless such losses are debited to a corresponding distribution subaccount).

               (c) If a Participant is a Mandatory Participant for a Plan Year and his Compensation for such Plan Year is equal to or greater than $1,000,000 (as Adjusted), the Trustee shall establish and thereafter maintain an excess deferral subaccount of such Participant's Compensation Deferral Account for such Plan Year. Such excess deferral subaccount shall be increased by any payments received by the Trustee for Compensation deferred by such Participant for such Plan Year pursuant to Section 3.1(a)(iii), and by any income realized with respect to Assets held in such subaccount (unless such income is credited to a corresponding distribution subaccount), and shall be decreased by any distributions of Benefits from such subaccount, and by any losses realized with respect to Assets held in such subaccount (unless such losses are debited to a corresponding distribution subaccount).

               (d) If a Participant elects to defer a specified amount of his Compensation for a Plan Year pursuant to Section 3.2, the Trustee shall establish and thereafter maintain a voluntary deferral subaccount of such Participant's Compensation Deferral Account for such Plan Year. Such voluntary deferral subaccount shall be increased by any payments received by the Trustee for Compensation deferred by such Participant for such Plan Year pursuant to
Section 3.2, and by any income realized with respect to Assets held in such subaccount (unless such income is credited to a corresponding distribution subaccount), and shall be decreased by any distributions of Benefits from such subaccount, and by any losses realized with respect to Assets held in such subaccount (unless such losses are debited to a corresponding distribution subaccount).

               (e) If (i) a Participant is a Mandatory Participant for a Plan Year, or (ii) a Participant's Equity Holdings determined as of the first day of a Plan Year, or if he becomes an Employee during such Plan Year, his Equity Holdings determined as of the date he becomes an Employee, are less than four times his Estimated Compensation, such Participant's Compensation Deferral Subaccounts for such Plan Year shall be designated as Discount Subaccounts, and the Trustee shall establish and thereafter maintain a contribution subaccount of such Participant's Compensation Deferral Account for such Plan Year. Such contribution subaccount shall be increased by any allocation of Advisors Units to such subaccount pursuant to Section 7.2, and by any income realized with respect to Assets held in such subaccount (unless such income is credited to a corresponding distribution subaccount), and shall be decreased by any distributions of Benefits from such subaccount, and by any losses realized with respect to Assets held in such subaccount (unless such losses are debited to a corresponding distribution subaccount).

               (f) If a Participant elects, effective at a specified time, to be paid the income realized with respect to the Assets held in his Compensation Deferral Subaccounts and

Compensation Contribution Subaccount, if any, established for a Plan Year, the Trustee shall establish as of such effective time and thereafter maintain a distribution subaccount of such Participant's Compensation Deferral Account for such Plan Year; provided, however, that a Participant may not elect to be paid the income realized with respect to Assets held in a Compensation Contribution Subaccount established for a Plan Year until such subaccount has Vested in accordance with Section 8.1(a). Such distribution subaccount shall be increased by any income realized with respect to the Assets held in such Compensation Deferral Subaccounts and Compensation Contribution Subaccount, and by any income realized with respect to Assets held in such distribution subaccount, and shall be decreased by any distribution of Benefits from such distribution subaccount, by any losses realized with respect to Assets held in such Compensation Deferral Subaccounts and Compensation Contribution Subaccount, and by any losses realized with respect to Assets held in such distribution subaccount.

               (g) If a Participant is a resident of Canada at any time during a Plan Year, his Compensation Deferral Subaccounts and Compensation Contribution Subaccount, if any, established for such Plan Year shall be divided between Canadian subaccounts and Non-Canadian subaccounts. His deferred Canadian Compensation for such Plan Year shall be allocated to his Canadian Compensation Deferral Subaccounts established for such Plan Year, and his deferred Non-Canadian Compensation for such Plan Year, if any, shall be allocated to his Non-Canadian Compensation Deferral Subaccounts established for such Plan Year. Amounts allocated to his Compensation Contribution Subaccount for such Plan Year pursuant to Section 7.2 shall be further allocated to his Canadian Compensation Contribution Subaccount and Non-Canadian Compensation Contribution Subaccount for such Plan Year, in proportion to the cash in each immediately prior to the purchase of Advisors Units as provided in Section 7.2.

               (h) A Participant's Compensation Deferral Account shall not be liable for his debts, contracts or engagements, or the debts, contracts or engagement of his Beneficiaries or successors in interest, or be taken in execution by levy, attachment or garnishment or by any other legal or equitable proceeding, nor shall the Participant or his Beneficiaries or successors in interest have any rights to alienate, anticipate, commute, pledge, encumber or assign any Benefits or other distributions under this Plan in any manner whatsoever, except for the Participant's right to designate a Beneficiary or Beneficiaries pursuant to Section 9.1.

               (i) As provided in Section 11.3, the rights of a Participant and his Beneficiaries in the Assets in his Compensation Deferral Account shall be no greater than the rights of an unsecured general creditor of his Employer.



                                   ARTICLE VI
                          UNIT AWARD DEFERRAL ACCOUNTS

            Section 6.1 Unit Award Deferral Accounts

               (a) The Trustee shall establish and thereafter maintain for each Participant who defers Unit Award Compensation a Unit Award Deferral Account, which shall consist of the subaccounts provided for in this Section 6.1.

               (b) If a Participant elects to defer Unit Award Compensation with respect to a Unit Award received by him during a Plan Year, the Trustee shall establish and thereafter maintain a deferral subaccount of such Participant's Unit Award Deferral Account for such Plan Year. Such deferral subaccount shall be divided into tranches corresponding to the dates on which the restrictions on the Restricted Units in such Unit Award expire under the Deferred Restricted Unit Agreement covering such Unit Award. Each tranche in such deferral subaccount shall be increased by any Units received by the Trustee with respect to such tranche pursuant to Section 4.5, and by any income realized with respect to Assets held in such tranche (unless such income is credited to a corresponding distribution subaccount), and shall be decreased by any distributions of Benefits from such tranche, and by any losses realized with respect to Assets held in such tranche (unless such losses are debited to a corresponding distribution subaccount).

               (c) If a Participant elects to defer Unit Award Compensation with respect to a Unit Award received by him during a Plan Year and (i) such Participant is a Mandatory Participant for such Plan Year, or (ii) such Participant's Equity Holdings determined as of the first day of such Plan Year, or if he becomes an Employee during such Plan Year, his Equity Holdings determined as of the date he becomes an Employee, are less than four times his Estimated Compensation, such Participant's Unit Award Deferral Subaccount for such Plan Year shall be designated as a Discount Subaccount, and the Trustee shall establish and thereafter maintain a contribution subaccount of such Participant's Unit Award Deferral Account for such Plan Year. Such contribution subaccount shall be divided into tranches corresponding to the dates on which the restrictions on the Restricted Units in such Unit Award expire under the Deferred Restricted Unit Agreement covering such Unit Award. Each tranche in such contribution subaccount shall be increased by any allocation of Advisors Units to such tranche pursuant to Section 7.2, and by any income realized with respect to Assets held in such tranche (unless such income is credited to a corresponding distribution subaccount), and shall be decreased by any distributions of Benefits from such tranche, and by any losses realized with respect to Assets held in such tranche (unless such losses are debited to a corresponding distribution subaccount).

               (d) If a Participant elects, effective at a specified time, to be paid the income realized with respect to the Assets held in his Unit Award Deferral Subaccount and Unit Award Contribution Subaccount, if any, established for a Plan Year, the Trustee shall establish as of such effective time and thereafter maintain a distribution subaccount of such Participant's Unit Award Deferral Account for such Plan Year; provided, however, that a Participant may not elect to be paid the income realized with respect to (i) Units held in such Unit Award Deferral Subaccount until such Units have Vested in accordance with
Section 8.1(b), or (ii) Assets held in such Unit Award Contribution Subaccount until such subaccount has Vested in accordance with Section 8.1(a). Such distribution subaccount shall be increased by any income realized with respect to the Assets held in such Unit Award Deferral Subaccount and Unit Award Compensation Contribution Subaccount, and by any income realized with respect to Assets held in such distribution subaccount, and shall be decreased by any distribution of Benefits from such distribution subaccount, by any losses realized with respect to Assets held in such Unit Award Deferral Subaccount and Unit Award Contribution Subaccount, and by any losses realized with respect to Assets held in such distribution subaccount.

               (e) A Participant's Unit Award Deferral Account shall be not be liable for his debts, contracts or engagements, or the debts, contracts or engagements of his Beneficiaries or successors in interest, or be taken in execution by levy, attachment or garnishment or by any other legal or equitable proceeding, nor shall the Participant or his Beneficiaries or successors in interest have any rights to alienate, anticipate, commute, pledge, encumber or assign any Benefits or other distributions under this Plan in any manner whatsoever, except for the Participant's right to designate a Beneficiary or Beneficiaries pursuant to Section 9.1.

               (f) As provided in Section 11.3, the rights of a Participant and his Beneficiaries in the Assets in his Unit Award Deferral Account shall be no greater than the rights of an unsecured general creditor of his Employer.



                                   ARTICLE VII
                              INVESTMENT OF FUNDS

            Section 7.1 Investment in Money Market Funds

            Cash received by the Trustee with respect to a subaccount of a Participant's Deferral Accounts shall be invested in Money Market Funds until invested in Advisors Units or distributed.

            Section 7.2 Investment in Advisors Units

               (a) On the fifth trading day of each calendar month, the Trustee shall sell any Assets other than Advisors Units held in Deferral Subaccounts and Contribution Subaccounts, and shall use all of the cash held in such subaccounts after receipt of the proceeds of sale to purchase Advisors Units from Advisors. The purchase price of the Advisors Units shall be (i) 85% of Fair Market Value for Advisors Units purchased with cash from (i) Discount Subaccounts and Contribution Subaccounts of Current Employees, and (ii) 100% of Fair Market Value for Advisors Units purchased with cash from other Deferral Subaccounts and Contribution Subaccounts.

               (b) The Trustee shall aggregate all of the cash in (i) Discount Subaccounts and Contribution Subaccounts of Current Employees and (ii) other Deferral Subaccounts and Contribution Subaccounts, and shall purchase the maximum possible number of whole Advisors Units with each such aggregate of cash. Any remaining cash shall be allocated back to such subaccounts in proportion to the cash in each such subaccount immediately prior to the purchase.

               (c) The Trustee shall allocate 85% of the Advisors Units purchased at 85% of Fair Market Value to the Discount Subaccounts and Contribution Subaccounts of Current Employees, in proportion to the cash in each such subaccount immediately prior to the purchase.

               (d) The Trustee shall allocate 15% of the Advisors Units purchased at 85% of Fair Market Value to the Contribution Subaccounts of each Current Employee in proportion to the Advisors Units allocated pursuant to Section 7.2(c) to such Participant's Discount Subaccounts and Contribution Subaccounts for the same Plan Year.

               (e) The Trustee shall allocate 100% of the Advisors Units purchased at 100% of Fair Market Value to (i) Deferral Subaccounts of Current Employees not designated as Discount Subaccounts and (ii) Deferral Subaccounts and Contribution Subaccounts of Former Employees, in proportion to the cash in each such subaccount immediately prior to the purchase.

               (f) The Trustee shall allocate fractional Units as necessary to subaccounts.

            Section 7.3 Quarterly Distributions

               Not later than thirty days after each payment of a distribution on the Advisors Units, the Trustee shall sell any Assets held in the distribution subaccounts of the Deferral Accounts, and shall distribute all of the cash held in a Participant's distribution subaccounts to him.



                                  ARTICLE VIII
                          VESTING OF ACCOUNTS; DEFERRAL
                               PERIODS; FORFEITURE

            Section 8.1 Vesting of Accounts

               (a) A Participant's interest in a Compensation Deferral Subaccount shall Vest immediately upon deferral. A Participant's interest in a Compensation Contribution Subaccount shall vest on the earlier of (i) the first day of the sixth year following the Plan Year in which such subaccount was established (the last day of the third year following such Plan Year for a Canadian Compensation Contribution Subaccount), or (ii) his Retirement, Disability or death, or (iii) the occurrence of a Change of Control. In the event of a Participant's Termination of Employment prior to the date on which a Compensation Contribution Subaccount Vests, all of the Assets in such subaccount shall be forfeited and returned by the Trustee to Advisors.

               (b) A Participant's interest in each tranche of a Unit Award Deferral Subaccount shall Vest upon expiration of the restrictions on the Units in such tranche. A Participant's interest in each tranche of a Unit Award Contribution Subaccount shall Vest on the later of (i) the date on which the Units in the corresponding Unit Award Deferral Subaccount Vest, or (ii) the earlier of (A) the first day of the sixth year following the Plan Year in which such tranche was established, or (B) his Retirement, Disability or death, or (C) the occurrence of a Change of Control. In the event of the cancellation or expiration of the Deferred Restricted Unit Agreement covering Units allocated to a tranche prior to the date on which such Units Vest, all of the Assets in such tranche and the corresponding tranche of the Unit Award Contribution Subaccount shall be forfeited and returned by the Trustee to Advisors, and in the event of a Participant's Termination of Employment prior to the date on which a tranche of a Unit Award Contribution Subaccount Vests, all of the Assets in such tranche shall be forfeited and returned by the Trustee to Advisors.

            Section 8.2 Compensation Deferral Periods

               (a) Non-Canadian Compensation for a Plan Year shall be deferred until five years following such Plan Year. A Participant may elect to defer such Compensation for such minimum period or for any whole number of years extending beyond such minimum period, or until the Participant's Retirement or Disability or for any whole number of years after the Participant's Retirement or Disability, or until the Participant's death. Canadian Compensation for a Plan Year shall be deferred for three years following such Plan Year.

               (b) Unit Award Compensation deferred with respect to a Unit Award received during a Plan Year shall be deferred until the later of (i) five years following such Plan Year or (ii) one full year after expiration of all restrictions on the Units covered by such Unit Award. A Participant may elect to defer such Unit Award Compensation for such minimum period or for any whole number of years extending beyond such minimum period, or until the Participant's Retirement or Disability or for any whole number of years after the Participant's Retirement or Disability, or until the Participant's death.

               (c) If the Committee determines that a Participant has suffered a severe financial hardship resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, the loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant (each, an "Unforeseen Emergency"), the Committee may, upon the Participant's request, but only to the extent required to mitigate the Participant's hardship, (i) reduce the deferral periods applicable to one or more Plan Years for which Compensation was deferred by the Participant or (ii) permit an early transfer of Assets from the Participant's Deferral Account to the Participant. Reduction of a deferral period or early transfer from a Participant's Deferral Account may be authorized by the Committee only to the extent that the Participant's hardship cannot be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent that liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of deferrals under the Plan. Examples of what are not considered to be Unforeseen Emergencies include the desire to send a Participant's child to college or the desire to purchase a home.

            Section 8.3 Forfeiture By Reason of Prohibited Competition Activity

               If so specified by a Participating Employer when it adopts the Plan, in the event that an Employee of such Employer who was a Managing Director at the time of his Termination of Employment, Retirement or Disability engages in any Prohibited Competition Activity within five years after the Plan Year in which an excess deferral subaccount of his Compensation Deferral Account was established for him (three years in the case of a Canadian excess deferral subaccount), all Assets in such subaccount shall be forfeited and returned by the Trustee to the Managing Director's Employer.

            Section 8.4 Prohibited Competition Activity

               (a) "Prohibited Competition Activity" means any of the following activities:

                    (i) Directly or indirectly (A) diverting or taking away any Managed Funds, or (B) soliciting any Person for the purpose of diverting or taking away any Managed Funds.

                    (ii) Directly or indirectly performing any Prohibited Investment Management Services. In the event that a former Managing Director desires to perform Investment Management Services which he believes will not constitute Prohibited Investment Management Services, he may, prior to his commencing the performance of such Investment Management Services, request Advisors to make a determination as to whether the proposed Investment Management Services constitute Prohibited Investment Management Services. Any such request shall be made in writing and shall contain all information concerning the proposed Investment Management Services which the former Managing Director reasonably believes to be material to the determination to be made. In addition, the former Managing Director shall submit such other information as may be reasonably requested by Advisors.

                    (iii) Directly or indirectly soliciting or encouraging any Employee of Advisors or any of its Subsidiaries to leave such employment or directly or indirectly employing or causing to be employed any such Employee.

               (b) For purposes of this Section 8.4, a former Managing Director shall be deemed to be indirectly engaged in an activity described in Section 8.4(a) if such activity is carried out or effected by or through another Person that is acting at the direction of, or in conjunction with, the former Managing Director, on behalf of the former Managing Director or any other Person.

               (c) No activity shall be considered to constitute Prohibited Competition Activity if the involvement of the former Managing Director in such activity has been approved, prior to the time that he becomes involved in such activity, by the Advisors Management Board. The determination by the Advisors Management Board to grant or withhold approval for a former Managing Director to be involved in any activity that would otherwise constitute Prohibited Competition Activity shall be final and shall be binding on the parties.

               (d) In the event that the Advisors Management Board determines that a former Managing Director has engaged in any activity (the "Disputed Activity") which constitutes the performance of Prohibited Competition Activity, Advisors shall give written notice (the "Disputed Activity Notice") to the former Managing Director of the Board's determination that such Disputed Activity constitutes Prohibited Competition Activity. Such Disputed Activity Notice shall explain, in reasonable detail, the nature of the Disputed Activity and the reasons why the Advisors Management Board believes such Disputed Activity constitutes Prohibited Competition Activity. During the thirty-day period immediately following the giving of the Disputed Activity Notice, the former Managing Director shall be entitled to take such remedial action as may be necessary to cure and eliminate, in all material respects, the performance of the

Disputed Activity, and any such cure or elimination effected within such thirty-day period shall cause the Disputed Activity to be deemed not to have constituted Prohibited Competition Activity.


                                   ARTICLE IX
                          DESIGNATION OF BENEFICIARIES;
                               PAYMENT OF BENEFITS

            Section 9.1 Designation of Beneficiaries

               (a) A Participant shall have the right at any time and from time to time to designate one or more Persons as Beneficiaries and to revoke any such designation.

               (b) Designation of a Person as a Beneficiary and revocation of any such designation shall be in writing on a form prescribed by the Committee and shall become effective upon delivery to the Secretary of Advisors.

            Section 9.2 Distribution of Assets

               (a) After the expiration of the deferral period applicable to a Plan Year for which Compensation was deferred by a Participant, the Trustee shall distribute to the Participant, if he is alive at the date of distribution, the Assets held in his Compensation Deferral Subaccounts and Compensation Contribution Subaccount, if any, for such Plan Year, less any amount required to be withheld by law, in accordance with one of the following methods, as elected by the Participant in his Compensation deferral form for such Plan Year:

                    (i) the distribution of such Assets in one installment, or

                    (ii) with respect to Assets which are not held in his Canadian Compensation Deferral Subaccounts or Canadian Compensation Contribution Subaccount, if any, for such Plan Year, the distribution of such Assets in two or more annual or more frequent installments (not exceeding 20 years or four installments per year), the Assets included in each such installment to be determined by dividing the total value of the Assets remaining in such subaccounts by the remaining number of installments to be paid.

The Participant shall make an election in his Compensation deferral form for such Plan Year as to whether Assets which are not held in his Canadian Compensation Deferral Subaccounts or Canadian Compensation Contribution Subaccount, if any, for such Plan Year shall be distributed in one installment or two or more annual or more frequent installments. If the Participant elects to have such Assets distributed in two or more annual or more frequent installments, he shall specify the number and frequency of such installments at least one year before the expiration of the deferral period applicable to such Plan Year. Such specification shall be in writing on a form prescribed by the Committee and shall become effective upon delivery to the Secretary of Advisors. If the Participant fails to elect two or more annual or more frequent installments, or having so elected, fails timely to specify the number and frequency of such installments, all of such Assets shall be distributed in one installment.

               (b) After the expiration of the deferral period applicable to a Plan Year in which a Unit Award was received by a Participant, the Trustee shall distribute to the Participant, if he is alive at the date of distribution, the Assets held in his Unit Award Deferral Subaccount and Unit Award Contribution Subaccount, if any, for such Plan Year, less any amount required to be withheld by law, in accordance with one of the following methods, as elected by the Participant in his Unit Award deferral form for such Plan Year:

                    (i) the distribution of such Assets in one installment, or

                    (ii) the distribution of such Assets in two or more annual or more frequent installments (not exceeding 20 years or four installments per year), the Assets included in each such installment to be determined by dividing the total value of the Assets remaining in such subaccounts by the remaining number of installments to be paid.

The Participant shall make an election in his Unit Award deferral form for such Plan Year as to whether the Assets shall be distributed in one installment or two or more annual or more frequent installments. If the Participant elects to have the Assets distributed in two or more annual or more frequent installments, he shall specify the number and frequency of such installments at least one year before the expiration of the deferral period applicable to such Plan Year. Such specification shall be in writing on a form prescribed by the Committee and shall become effective upon delivery to the Secretary of Advisors. If the Participant fails to elect two or more annual or more frequent installments, or having so elected, fails timely to specify the number and frequency of such installments, all of such Assets shall be distributed in one installment.

                    (c) Upon the death of a Participant, the Trustee shall distribute to the Participant's Beneficiaries all of the Assets held in his Deferral Accounts, less any amount required to be withheld by law, in one installment.

                    (d) The Assets included in an installment shall be distributed to the Participant or his Beneficiaries within thirty days after the expiration of the relevant deferral period for the first installment or within thirty days after the death of the Participant, as the case may be, and within thirty days after the end of the installment period for subsequent installments, or as soon as practicable thereafter.

                    (e) The Trustee shall not transfer Advisors Units to a Participant who is not Qualified or to a Beneficiary. The Trustee shall instead endeavor to exchange Advisors Units due to be transferred to such a Participant or to a Beneficiary for Holdings Units prior to the date they are to be transferred. If such Advisors Units cannot be timely exchanged, the transfer shall be delayed until they can be exchanged.

                    (f) If a distribution of Benefits includes a fractional Unit, Advisors shall redeem such fractional Unit, and if a distribution of Benefits includes Units, Advisors shall redeem such whole number of Units as shall be necessary in order for the distribution to include cash in the amount required to be withheld by law. In each case, any such redemption shall be for cash at Fair Market Value, and shall be effected prior to any exchange of Advisors Units for Holdings Units.


                                    ARTICLE X
                            ADMINISTRATIVE PROVISIONS

            Section 10.1 The Committee

               (a) There shall be a Committee for the Plan. Unless otherwise provided by the Management Boards, the members of the Unit Incentive Committee of the Advisors Management Board shall be the members of the Committee, and the Chairperson of the Unit Incentive Committee shall be the Chairperson of the Committee.

               (b) The Committee shall act by a majority of its members in office, either at a meeting or by a written instrument executed by a majority of the Committee members. The Chairperson of the Committee is authorized to execute any instrument required to be executed by the Committee.

               (c) The Chairperson of the Committee shall appoint a Secretary to keep the minutes of its meetings.

            Section 10.2 Duties and Powers of the Committee

               (a) The Committee shall be the named fiduciary of the Plan, and shall have full and exclusive discretionary power and authority to operate and administer the Plan in accordance with the Plan and ERISA, including without limitation exclusive discretionary power and authority:

                    (i) to adopt Rules of the Plan that are not inconsistent with the Plan or applicable law and to amend or revoke any such Rules;

                    (ii) to construe the Plan and the Rules of the Plan;

                    (iii) to determine questions of eligibility, deferral, Vesting and forfeiture;

                    (iv) to determine entitlement to Benefits;

                    (v) to make findings of fact as necessary to make any determinations and decisions in the exercise of such discretionary power and authority;

                    (vi) to engage actuaries, attorneys, accountants, appraisers, brokers, consultants, administrators, physicians or other Persons and to rely upon the reports, advice, opinions or valuations of any such Persons;

                    (vii) to appoint claims officials and review officials to conduct the procedures described in Section 10.10; and

                    (viii) to delegate any such discretionary power or authority to the Trustee, executive officers or a committee of executive officers of Advisors, or any other Person.

               (b) Every finding, determination and decision made by the Committee shall be final and binding upon all parties, except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

            Section 10.3 Standards of Interpretation and Administration

               The Plan shall be uniformly and consistently interpreted and applied with regard to all Participants in similar circumstances. The Plan shall be administered, interpreted and applied fairly and equitably and in accordance with the specified purposes of the Plan.

            Section 10.4 Payment of Expenses and Indemnification

               (a) Advisors shall pay all expenses (including reasonable attorneys' fees) reasonably incurred in the administration of the Plan.

               (b) Advisors shall indemnify and hold each Committee member, each other Person rendering services with respect to the Plan or its operation or administration, and their respective Affiliates (each, an "Indemnified Person"), harmless from all claims, liabilities and costs (including reasonable attorneys' fees) arising out of the good faith performance of their services with respect to the Plan or its operation or administration.

               (c) Advisors may obtain and provide for any Indemnified Person, at the expense of Advisors, liability insurance against liabilities imposed on such Indemnified Person by law.

            Section 10.5 Record Keeping

               (a) The Committee shall maintain, or cause to be maintained, suitable records of (i) each Participating Employer and the date as of which it adopted the Plan; (ii) each Participant's Deferral Accounts and subaccounts; and
(iii) the Committee's findings, determinations and decisions.

               (b) The Committee shall not be required to maintain any records which duplicate any records maintained by the Participating Employers.

            Section 10.6 Statements to Participants

               Within sixty days after the last day of each calendar quarter of the Plan Year, the Trustee shall furnish to each Participant a statement setting forth the Assets held in, and the value of, his Deferral Accounts and each of his subaccounts, and such other information as the Committee shall instruct the Trustee to furnish to the Participants.

            Section 10.7 Inspection of Records

               Copies of the Plan and the records of a Participant's Deferral Accounts and subaccounts shall be open to inspection by him or his duly authorized representatives at the principal office of Advisors at any reasonable business hour.

            Section 10.8 Identification of Fiduciaries

               The Committee as named fiduciary of the Plan, the Trustee, the Management Boards, the Participating Employers, and every other Person which exercises any discretionary authority or discretionary control respecting the Plan or which has any discretionary authority or discretionary responsibility in the administration of the Plan, including any Person designated by the Committee to carry out fiduciary responsibilities under the Plan, shall be a fiduciary of the Plan and as such shall be subject to the provisions of ERISA and other applicable laws governing fiduciaries.

            Section 10.9 Procedures for Allocation of Administrative Responsibilities

               (a) Administrative responsibilities under the Plan shall be allocated as follows:

                    (i) the sole responsibilities allocated to the Committee, the Trustee, the Management Boards, any Participating Employer and any other Person shall be those expressly provided in the Plan; and

                    (ii) all administrative responsibilities not expressly allocated to the Trustee, the Management Boards, the Participating Employers are allocated to the Committee, and may be delegated as provided in Section 10.2.

               (b) Administrative responsibilities under the Plan may be reallocated among the Plan fiduciaries by amending the Plan in the manner prescribed in Section 11.8, followed by the fiduciaries' acceptance of, or operation under, such amended Plan.

            Section 10.10 Claims Procedures

               (a) The Committee shall endeavor to ensure that there are at all times a claims official and a review official who have been appointed by the Committee and agreed to serve in their respective capacities.

               (b) Any claim by a Participant, Beneficiary or other Person concerning a Deferral Account, Benefits or other distribution under the Plan, other than a claim arising under Section 8.3 or 8.4, shall be presented to the claims official.

               (c) The claims official shall, within a reasonable time, consider the claim and issue his determination thereon in writing.

               (d) If the claim is granted is whole or in part, appropriate action shall be taken by the Plan fiduciaries to satisfy the claim as granted.

               (e) If the claim is denied in whole or in part, the claims official shall, within 90 days (or such longer period as may be reasonably necessary), provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant:

                    (i) the specific reason or reasons for such denial;

                    (ii) specific reference to pertinent provisions of the Plan or the Rules of the Plan on which the denial is based;

                    (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                    (iv) an explanation of the Plan's claims review procedures.

               (f) The Committee shall provide each claimant with a reasonable opportunity to appeal the claims official's denial of a claim to the review official. The claimant or his duly authorized representative:

                    (i) may request a review by written application to the review official;

                    (ii) may review pertinent documents; and

                    (iii) may submit issues and comments in writing.

               (g) The review official may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the claim and to other attendant circumstances, but in no event less than sixty days after receipt by the claimant of written notice of denial of his claim.

               (h) The decision by the review official upon review of a claim shall be made not later than sixty days after his receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but in no event more than 120 days after receipt of such request for review.

               (i) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent provisions of the Plan and the Rules of the Plan on which the decision is based.

               (j) In considering claims under this claims procedure, the claims official and the review official shall have fiduciary and discretionary authority to make findings of fact and to construe the terms of the Plan and the Rules of the Plan, and the determination of the claims official (if no review is properly requested) or the decision of the review official (on review, if review has been properly requested) shall be final and binding on all parties unless held by a court of competent jurisdiction to constitute an abuse of discretion.

            Section 10.11 Conflicting Claims

               If the Committee is confronted with conflicting claims concerning a Deferral Account, the Committee may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, as the Committee shall elect in its sole discretion, and in either case, the attorneys' fees, expenses and costs reasonably incurred by the Committee in such proceeding shall be paid from such Deferral Account.

            Section 10.12 Service of Process

               The Secretary of Advisors is hereby designated as agent of the Plan for the service of legal process.



                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

            Section 11.1 Termination of the Plan

               (a) While the Plan is intended as a permanent program, the Management Boards shall have the right at any time to declare the Plan terminated as to all Participating Employers or as to any Participating Employer; provided, however, that no such termination shall decrease the interest of any Participant or any of his Beneficiaries in the Participant's Deferral Accounts.

               (b) In the event of any termination of the Plan, the Trustee shall continue to maintain the Participants' Deferral Accounts, and distributions of Benefits from such Deferral Accounts shall continue to be made in accordance with Article IX.

            Section 11.2 Limitation on Rights of Employees

               The Plan is strictly a voluntary undertaking on the part of the Participating Employers and shall not constitute a contract between a Participating Employer and any Employee with respect to, or consideration for, or an inducement or condition of, the employment of such Employee. Nothing contained in the Plan shall give any Employee the right to be retained in the service of his Employer or to interfere with or restrict the rights of the

Participating Employers, which are hereby expressly reserved, to discharge or retire any Employee at any time without notice and with or without cause.

            Section 11.3 Unfunded Obligations of the Participating Employers

               The obligations of the Participating Employers under the Plan shall be unfunded and unsecured, and nothing contained in the Plan shall be construed as providing for Assets of the Rabbi Trust to be segregated from the assets of Participating Employers for the benefit of any Participant or Beneficiary. To the extent that a Participant or Beneficiary has the right to receive Benefits, such right shall be no greater than the right of an unsecured general creditor of such Participant's Employer to be paid from the Assets in the Participant's Deferral Accounts. The Plan is intended to be "unfunded" for purposes of the Code and Title I of ERISA.

            Section 11.4 Adoption of Plan by Other Employers: Consolidation or Merger

               (a) An Investment Management Firm which is not a Participating Employer may, not less than six weeks before the end of a Plan Year (or such shorter period as may be determined by the Committee) and with the consent of the Management Boards, adopt the Plan effective as of the first day of the following Plan Year.

               (b) In the event of the consolidation or merger of a Participating Employer with or into any other Business Entity, or the sale by a Participating Employer of all or substantially all of its assets to another Business Entity, the successor Business Entity may, with the consent of the Management Boards, continue to participate in the Plan by adopting the Plan. If within 90 days from the effective date of such consolidation, merger or sale of assets, such successor Business Entity does not adopt the Plan, the Plan shall be terminated in accordance with Section 11.1 as to such Participating Employer.

            Section 11.5 Certain Transactions

               (a) If the outstanding Advisors Units are converted into or exchanged for securities of another Business Entity or cash, the Trustee shall be authorized to take such actions as the Committee may find to be appropriate and equitable to cause the Advisors Units held in the Rabbi Trust to be converted into or exchanged for such securities or cash. If the Advisors Units are converted into or exchanged for such securities, all references in the Plan to Advisors Units shall be deemed to be references to such securities. If the Advisors Units are exchanged for cash, the Trustee shall invest such cash in such securities as shall be recommended from time to time by the Committee.

               (b) If the outstanding Holdings Units are converted into or exchanged for securities of another Business Entity, all references in this Plan to Holdings Units shall be deemed to be references to such securities. If the outstanding Holdings Units are exchanged for cash, the Trustee shall be authorized to take such actions as the Committee may find to be appropriate and equitable to cause the Advisors Units held in the Rabbi Trust to be exchanged for Holdings Units, and to cause such Holdings Units to be exchanged for cash, and the Trustee shall invest such cash in such securities as shall be recommended from time to time by the Committee.

            Section 11.6 Errors and Misstatements

               In the event of any clerical error or any misstatement or omission of fact by a Participant which results in the distribution of Benefits in an incorrect amount, the Committee shall upon discovery of the facts promptly cause the amount of future distributions of Benefits to be corrected. The Trustee shall, as appropriate, distribute any underpayment to the Participant or his Beneficiaries in a lump sum. The Trustee may, as appropriate, recoup any overpayment from future distributions of Benefits to the Participant or his Beneficiaries in such amounts as the Committee shall direct or proceed against the Participant or his Beneficiaries for recovery of such overpayment.

            Section 11.7 Payment on Behalf of Beneficiary

               In the event any Benefits would be distributed under the Plan to a Beneficiary who is a minor, or a person who is considered by the Committee, by reason of his physical, mental or emotional condition, to be unable to give a valid receipt therefor, the Committee may direct that such Benefits be distributed to any Person found by the Committee to have assumed the care of such minor or other person. Any distribution made pursuant to such direction shall constitute a full release and discharge of the Committee and the other Plan fiduciaries.

            Section 11.8 Amendment of Plan

               The Management Boards shall have exclusive power and authority to adopt amendments to the Plan from time to time, including retroactive amendments necessary to conform to the provisions and requirements of ERISA or the Code or the regulations thereunder; provided, however, that no such amendment shall be operative to the extent it adversely affects the rights of a Participant or his Beneficiaries in the Assets in such Participant's Deferral Accounts as of the effective date of such Amendment.

            Section 11.9 Governing Law

               The Plan shall be construed and administered under, and governed in all respects by, applicable federal laws and, where state law is applicable, the laws of the State of California, without regard to principles of conflict of laws.

            Section 11.10 Pronouns and Plurality

               The masculine shall include the feminine, and where the context so indicates, the singular shall include the plural.

            Section 11.11 Titles

               Titles are provided herein for convenience only and shall not serve as a basis for interpretation or construction of the Plan.

            Section 11.12 References

               References to a statute, regulation or document shall be construed as referring to any subsequently enacted, adopted or executed statute, regulation or document.


                     Executed at Newport Beach, California.


                                                PIMCO Advisors L.P.

                                                By: \s\ William D. Cvengros
                                                    ----------------------------

                                                Name: William D. Cvengros
                                                      --------------------------

                                                Title: CEO
                                                       -------------------------


                                                PIMCO Advisors Holdings L.P.

                                                By: \s\ William D. Cvengros
                                                     ---------------------------

                                                Name: William D. Cvengros
                                                      --------------------------

                                                Title: CEO
                                                       -------------------------

                                   SCHEDULE 1
                                DEFERRAL EXAMPLES


Example One.  Employee receiving Bonus Compensation in two equal payments.

               Assume a Mandatory Participant with Base Salary of $150,000 and Bonus Compensation for the Plan Year of $370,000, which is paid in two equal installments. The amount to be deferred from such Compensation for such Plan Year would be $31,000 (10% of $250,000, plus 30% of $20,000). Accordingly,
$15,500 would be deferred from each payment of Bonus Compensation.

Example Two. Employee receiving Bonus Compensation in three unequal payments.

               Assume a Mandatory Participant with Base Salary of $250,000 and Bonus Compensation for the Plan Year of $2,750,000, paid as follows: $500,000 in June, $750,000 in October, and $1,500,000 in December: further assume that the Participant's Employer has prescribed 40% as the percentage deferral for Compensation over $1,000,000. The amount to be deferred from such Compensation for such Plan Year would be $975,000 (10% of $250,000, plus 30% of $500,000, plus 40% of $2,000,000). Accordingly, 35.45% ($975,000 divided by $2,750,000) of each payment of Bonus Compensation would be deferred, or $177,273 from the first payment, $265,909 from the second payment, and $531,818 from the third payment.

Example Three.  Employee receiving quarterly commission payments.

               Assume a Participant with Base Salary of $80,000, who receives commission payments for the Plan Year of $100,000 in April, $100,000 in July, $50,000 in October and $100,000 in the following January. From the first commission payment, no amount would be deferred. From the second payment $3,000 would be deferred (10% of $30,000). From the third payment $5,000 would be deferred (10% of $80,000, less $3,000 already deferred). From the fourth payment, $10,000 would be deferred (10% of $180,000, less $8,000 already deferred).




                                       31